John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
Barclays	Natixis
Deutsche Bank Securities	SEB
Goldman, Sachs & Co.	TD Securities
HSBC	Banca IMI
UBS Investment	BBVA
Wells Fargo Securities	CastleOak Securities
ABN AMRO	Credit Agricole CIB
BB&T Capital Markets	Goto Capital
Capital One Securities	Loop Capital Markets
CIBC	Mischler Financial Group
Drexel Hamilton	nabSecurities
Kota Global Securities	Nomura
MFR Securities	SMBC Nikko
Mizuho	US Bancorp

(2)	Names of Issuers: Citigroup

(3)	Title of Securities: C 2.55 04/08/19, C#172967HM6

(4)	Date of First Offering: 04/01/14

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.846

Comparable Securities

1)	Goldman Sachs Group, C#38145XAA1
2)	Morgan Stanley, C#61746BDM5
3)	Westpac Banking Corporation, C#961214CF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 202 years

(9)	Trade Date: 04/01/14
1

(10)	Portfolio Assets on Trade Date: $1,692,652,490.95

(11)	Price Paid per Unit: $99.846

(12)	Total Price Paid by Portfolio:
5,265,000 bonds @ $99.846 = $5,256,891.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
57,500,000 bonds @ $99.846 = $57,411,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.311%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Deutsche Bank Securities
UBS Securities	BofA Merrill Lynch
Wells Fargo Securities

Co-Managers
J.P. Morgan Securities	Morgan Stanley & Co.
PNC Capital Markets	Regions Securities
RBC Capital Markets	Scotia Capital (USA)
Barclays Capital	SMBC Nikko Securities
BB&T Capital Markets	U.S. Bancorp Investments
BBVA Securities

(2)	Names of Issuers: Kimco Realty

(3)	Title of Securities: KIM 3.2 05/01/21, C#49446RAL3

(4)	Date of First Offering: 04/14/14

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.800

Comparable Securities

1)	UDR Inc., C#90265EAH3
2)	AvalonBay Communities, C#05348EAS8
3)	Western Union Co., C#959802AT6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 56 years

(9)	Trade Date: 04/14/14

(10)	Portfolio Assets on Trade Date: $1,706,403,031.69

(11)	Price Paid per Unit: $99.800

(12)	Total Price Paid by Portfolio:
1,045,000 bonds @ $99.800 = $1,042,910.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.800 = $9,980,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
56 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BBVA	J.P. Morgan
Citigroup	Mitsubishi UFJ Securities
Goldman Sachs	Mizuho Securities

Co-Managers
Barclays	BNY Mellon Capital Markets
BNP Paribas	Loop Capital Markets
BofA Merrill Lynch	Popular Securities, LLC
Credit Suisse	Santander
Deutsche Bank Securities	Scotiabank
HSBC	Standard Chartered Bank
Morgan Stanley	TD Securities
RBS	US Bancorp
Wels Fargo Securities

(2)	Names of Issuers: Wal-Mart Stores, Inc.

(3)	Title of Securities: WMT 3.3 04/22/24, C#931142DP5

(4)	Date of First Offering: 04/15/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.612

Comparable Securities

1)	Pepsico, C#713448CM8
2)	Anheuser-Busch, C#03524BAE6
3)	General Mills, C#370334BT0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 04/15/14

(10)	Portfolio Assets on Trade Date: $1,706,730,614.84
1

(11)	Price Paid per Unit: $99.612

(12)	Total Price Paid by Portfolio:
2,095,000 bonds @ $99.612 = $2,086,871.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.612 = $19,922,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BBVA	J.P. Morgan
Citigroup	Mitsubishi UFJ Securities
Goldman Sachs	Mizuho Securities

Co-Managers
Barclays	BNY Mellon Capital Markets
BNP Paribas	Loop Capital Markets
BofA Merrill Lynch	Popular Securities, LLC
Credit Suisse	Santander
Deutsche Bank Securities	Scotiabank
HSBC	Standard Chartered Bank
Morgan Stanley	TD Securities
RBS	US Bancorp
Wels Fargo Securities

(2)	Names of Issuers: Wal-Mart Stores, Inc.

(3)	Title of Securities: WMT 4.3 04/22/44, C#931142DQ3

(4)	Date of First Offering: 04/15/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.349

Comparable Securities

1)	Anheuser-Busch, C#03524BAF3
2)	Philip Morris Intl., C#718172BD0
3)	Kimberly-Clark, C#494368BL6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 04/15/14

(10)	Portfolio Assets on Trade Date: $1,706,730,614.84

(11)	Price Paid per Unit: $99.349
1

(12)	Total Price Paid by Portfolio:
975,000 bonds @ $99.349 = $968,652.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.349 = $9,934,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse	Wells Fargo Securities
Deutsche Bank

Co-Managers

(2)	Names of Issuers: Reliance Standard Life Global Funding II

(3)	Title of Securities: TOMARI 2.5 04/24/19, 144A, C#75951AAA6

(4)	Date of First Offering: 04/16/14

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.767

Comparable Securities

1)	Deutsche Bank AG London, C#25152RVS9
2)	Fifth Third Bancorp, C#316773CQ1
3)	Marsh & McLennan, C#571748AT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 04/16/14

(10)	Portfolio Assets on Trade Date: $1,705,787,136.33

(11)	Price Paid per Unit: $99.767

(12)	Total Price Paid by Portfolio:
1,770,000 bonds @ $99.767 = $1,765,875.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.767 = $46,890,490.00

(14)	% of Portfolio Assets Applied to Purchase
0.104%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 25, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
Sandler O’Neil	Lebenthal Capital Markets
Blaylock Robert Van	Mischler Financial Group

(2)	Names of Issuers: Capital One Financial Corporation

(3)	Title of Securities: COF 2.45 04/24/19, C#14040HBE4

(4)	Date of First Offering: 04/21/14

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.925

Comparable Securities

1)	Deutsche Bank AG London, C#25152RVS9
2)	Goldman Sachs Group, 38145XAA1
3)	Morgan Stanley, C#61746BDM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 04/21/14

(10)	Portfolio Assets on Trade Date: $1,700,294,736.18

(11)	Price Paid per Unit: $99.925

(12)	Total Price Paid by Portfolio:
2,090,000 bonds @ $99.925 = $2,088,432.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.925 = $19,985,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.123%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
Sandler O’Neil	Lebenthal Capital Markets
Blaylock Robert Van	Mischler Financial Group

(2)	Names of Issuers: Capital One Financial Corporation

(3)	Title of Securities: COF 3.75 04/24/24, C#14040HBF1

(4)	Date of First Offering: 04/21/14

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.909

Comparable Securities

1)	Metlife, C#59156RBH0
2)	Goldman Sachs Group, C#38141GVM3
3)	Bank of America, C#06053FAA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 04/21/14

(10)	Portfolio Assets on Trade Date: $1,700,294,736.18

(11)	Price Paid per Unit: $99.909

(12)	Total Price Paid by Portfolio:
735,000 bonds @ $99.909 = $734,331.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.909 = $6,993,630.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.	Deutsche Bank Securities
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Barclays	Wells Fargo Securities
Citigroup

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.85 05/06/21, C#037833AR1

(4)	Date of First Offering: 04/29/14

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.754

Comparable Securities

1)	Xilinx, C#983919AH4
2)	Texas Instruments, C#882508AY0
3)	Statoil ASA, C#85771PAP7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.180%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 04/29/14

(10)	Portfolio Assets on Trade Date: $1,703,505,447.92

(11)	Price Paid per Unit: $99.754

(12)	Total Price Paid by Portfolio:
4,190,000 bonds @ $99.754 = $4,179,692.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.754 = $39,901,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.245%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.	Deutsche Bank Securities
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Barclays	Wells Fargo Securities
Citigroup

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.45 05/06/24, C#037833AS9

(4)	Date of First Offering: 04/29/14

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.916

Comparable Securities

1)	IBM, C#459200HU8
2)	Pitney Bowes, C#724479AJ9
3)	Juniper Networks, C#48203RAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 04/29/14

(10)	Portfolio Assets on Trade Date: $1,703,505,447.92

(11)	Price Paid per Unit: $99.916

(12)	Total Price Paid by Portfolio:
2,615,000 bonds @ $99.916 = $2,612,803.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.916 = $24,979,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.153%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.	Deutsche Bank Securities
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Barclays	Wells Fargo Securities
Citigroup

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 4.45 05/06/44, C#037833AT7

(4)	Date of First Offering: 04/29/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.459

Comparable Securities

1)	Southern California Gas, C#842434CL4
2)	General Electric, C#369604BH5
3)	Duke Energy Progress, C#26442RAB7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 04/29/14

(10)	Portfolio Assets on Trade Date: $1,703,505,447.92

(11)	Price Paid per Unit: $99.459

(12)	Total Price Paid by Portfolio:
420,000 bonds @ $99.459 = $417,727.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.459 = $9,945,900.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.025%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
JP Morgan

Co-Managers
ABN AMRO Securities	Lloyds Securities
Academy Securities	Natixis Securities
Banca IMI	Scotia Capital USA
Fifth Third Securities	Standard Chartered Bank
KeyBanc Capital Markets	TD Securities
Lebenthal & Co. Inc.	Wells Fargo Securities

(2)	Names of Issuers: JPMorgan Chase & Co.

(3)	Title of Securities: JPM 3.625 05/13/24, C#46625HJX9

(4)	Date of First Offering: 05/06/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.51

Comparable Securities

1)	PNC Financial Services, C#693475AP0
2)	MetLife Inc., C#59156RBH0
3)	Goldman Sachs Group, C#38141GVM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 05/06/14

(10)	Portfolio Assets on Trade Date: $1,713,121,197.84

(11)	Price Paid per Unit: $99.51

(12)	Total Price Paid by Portfolio:
2,180,000 bonds @ $99.51 = $2,169,318.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.51 = $34,828,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.127%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BA Credit Card Trust

Co-Managers
Barclays Capital	Royal Bank of Scotland
Mitsubishi UFJ Securities	Wells Fargo Securities

(2)	Names of Issuers: Bank of America Credit Card Trust

(3)	Title of Securities: BACCT 2014-A2 A, C#05522RCR7

(4)	Date of First Offering: 05/07/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1)	Discover Card Execution Note Trust, C#254683BG9
2)	Chase Issuance Trust, C#161571GL2
3)	Citibank Credit Card Issuance Trust, C#17305EFM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.225%).

(8)	Years of Issuer’s Operations: 13 years

(9)	Trade Date: 05/07/14

(10)	Portfolio Assets on Trade Date: $1,714,332,469.71

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
5,348,000 bonds @ $100 = $5,348,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
125,000,000 bonds @ $100 = $125,000,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.312%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Wells Fargo Securities	BofA Merrill Lynch
J.P. Morgan	US Bancorp

Co-Managers
PNC Capital Markets	SMBC Nikko Securities
SunTrust Robinson Humphrey	Comerica Securities
RBC Capital Markets	Mizuho Securities USA
Regions Securities	Mitsubishi UFJ Securities

(2)	Names of Issuers: Regency Centers, L.P.

(3)	Title of Securities: REG 3.75 06/15/24, c#75884RAT0

(4)	Date of First Offering: 05/13/2014

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.482

Comparable Securities

1)	Piedmont Operating Partnership, C#720198AD2
2)	Simon Property Group, C#828807CR6
3)	American Tower Corporation, C#03027XAC4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 05/13/14

(10)	Portfolio Assets on Trade Date: $1,714,550,675.02

(11)	Price Paid per Unit: $99.482

(12)	Total Price Paid by Portfolio:
315,000 bonds @ $99.482 = $313,368.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.482 = $4,974,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.018%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Scotiabank
Barclays Capital	SunTrust Robinson Humphrey
Deutsche Bank Securities	US Bancorp
Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
ANZ Securities	SMBC Nikko Securities
BNY Mellon Capital Markets	BB&T Capital Markets
HSBC Securities	Comerica Securities

(2)	Names of Issuers: L-3 Communications Corporation, C#502413BC0

(3)	Title of Securities: LLL 1.5 05/28/17, C# 502413BC0

(4)	Date of First Offering: 05/13/2014

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.851

Comparable Securities

1)	Caterpillar Financial, C#14912L5Z0
2)	PPCCAR Financial Corp., C#69371RL46
3)	Dominion Resources, C#25746UBW8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 05/13/14

(10)	Portfolio Assets on Trade Date: $1,714,550,675.02

(11)	Price Paid per Unit: $99.851

(12)	Total Price Paid by Portfolio:
650,000 bonds @ $99.851 = $649,031.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,000,000 bonds @ $99.851 = $15,976,160.00

(14)	% of Portfolio Assets Applied to Purchase
0.038%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Scotiabank
Barclays Capital	SunTrust Robinson Humphrey
Deutsche Bank Securities	US Bancorp
Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
ANZ Securities	SMBC Nikko Securities
BNY Mellon Capital Markets	BB&T Capital Markets
HSBC Securities	Comerica Securities

(2)	Names of Issuers: L-3 Communications Corporation

(3)	Title of Securities: LLL 3.95 05/28/24, C#502413BD8

(4)	Date of First Offering: 05/13/2014

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.445

Comparable Securities

1)	Waste Management, C#94106LAZ2
2)	J.B. Hunt Transport Services, C#445658CD7
3)	CSX Corporation, C#126408GZ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 05/13/14

(10)	Portfolio Assets on Trade Date: $1,714,550,675.02

(11)	Price Paid per Unit: $99.445

(12)	Total Price Paid by Portfolio:
1,315,000 bonds @ $99.445 = $1,307,701.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.445 = $17,900,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.076%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	RBC Capital Markets
	Goldman, Sachs & Co.	Mitsubishi UFJ Securities

Co-Managers
	US Bancorp	TD Securities
	J.P. Morgan	Wells Fargo Securities
RBS

(2)	Names of Issuers: ERAC USA Finance

(3)	Title of Securities: ENTERP 3.85 11/15/24 144A, C#26884TAL6

(4)	Date of First Offering: 05/19/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.83

Comparable Securities

1)	Delphi, C#247126AJ4
2)	Pepsico, C#713448CM8
3)	Ford Motor Credit Co., C#345397WK5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 5 years

(9)	Trade Date: 05/19/14

(10)	Portfolio Assets on Trade Date: $1,470,935,804.57

(11)	Price Paid per Unit: $99.83

(12)	Total Price Paid by Portfolio: 635,000 bonds @ $99.83 = $633,920.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 17,000,000 bonds @ $99.83 = $16,971,100.00
1

(14)	% of Portfolio Assets Applied to Purchase 0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 5 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	Deutsche Bank Securities	RBS Securities Corporation
	Goldman Sachs & Co.	UBS Securities

Co-Managers
	Mitsubishi UFJ Securities	BNP Paribas Securities
	Mizuho Securities USA	Credit Suisse Securities USA
	Wells Fargo Securities	Intesa Sanpaolo SpA
Banca IMI

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGN 1.25 05/22/17, C#031162BR0

(4)	Date of First Offering: 05/19/2014

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.891

Comparable Securities

1)	Johnson & Johnson, C#478160BF0
2)	Baxter International, Inc., C#071813BH1
3)	Pfizer Inc.,C#717081DD2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 05/19/14

(10)	Portfolio Assets on Trade Date: $1,470,935,804.57

(11)	Price Paid per Unit: $99.891

(12)	Total Price Paid by Portfolio: 2,175,000 bonds @ $99.891 = $2,172,629.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 85,000,000 bonds @ $99.891 = $84,907,350.00

(14)	% of Portfolio Assets Applied to Purchase 0.148%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	J.P. Morgan
	ANZ Securities	Mitsubishi UFJ Securities

Co-Managers
	Citigroup	Lloyds Securities
	Deutsche Bank Securities	RBS
	Wells Fargo Securities	BNY Mellon Capital Markets
	Barclays	Morgan Stanley
	BofA Merrill Lynch	RBC Capital Markets
	HSNC	Standard Chartered Bank
ING

(2)	Names of Issuers: ACE INA Holdings Inc.

(3)	Title of Securities: ACE 3.35 05/15/24, C#00440EAR8

(4)	Date of First Offering: 05/21/2014

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.85

Comparable Securities

1)	MetLife, C#59156RBH0
2)	AON, C#00185AAD6
3)	American Intl. Group, C#026874CY1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 05/21/14

(10)	Portfolio Assets on Trade Date: $1,471,531,427.31

(11)	Price Paid per Unit: $99.85

(12)	Total Price Paid by Portfolio: 1,565,000 bonds @ $99.85 = $1,562,652.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.85 = $29,955,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBS	Citigroup
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	ABN AMRO Securities	Danske Markets
	BMO Capital Markets	ING Financial Markets
	BNY Mellon Capital Markets	nabSecurities
	Capital One Securities	National Bank of Canada
	CIBC World Markets	TD Securities

(2)	Names of Issuers: The Royal Bank of Scotland Group

(3)	Title of Securities: RBS 5.125 05/28/24, C#780099CH8

(4)	Date of First Offering: 05/21/2014

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.213

Comparable Securities

1)	Fifth Third Bancorp, C#316773CP3
2)	Zions Bancorporation, C#989701BE6
3)	Valley National Bancorp, C#919794AB3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 287 years

(9)	Trade Date: 05/21/14

(10)	Portfolio Assets on Trade Date: $1,471,531,427.31

(11)	Price Paid per Unit: $99.213

(12)	Total Price Paid by Portfolio: 1,675,000 bonds @ $99.213= $1,661,817.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.213 = $24,803,250.00

(14)	% of Portfolio Assets Applied to Purchase 0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 287 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	BMO Capital Markets	Standard Chartered Bank
	BNY Mellon Capital Markets	SunTrust Robinson
	Capital One Securities, Inc.	Humphrey
	CIBC World Markets	TD Securities (USA)
	Citigroup Global Markets Inc.	UniCredit Capital Markets
	Fifth Third Securities	U.S. Bancorp Investments
	ING Financial Markets	Wells Fargo Securities
	Lloyds Securities	Lebenthal & Co.
	NabSecurities	MFR Securities
	RBC Capital Markets	Mischler Financial Group
	Scotia Capital (USA)	Samuel A. Ramirez & Co.
Skandinaviska Enskilda Banken

(2)	Names of Issuers: Credit Suisse New York

(3)	Title of Securities: CS 1.375 05/26/17, C#22546QAL1

(4)	Date of First Offering: 05/22/2014

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.971

Comparable Securities

1)	Westpac Banking Corporation, C#961214CH4
2)	Royal Bank of Scotland Group, C#780099CG0
3)	Deutsche Bank AG London, C#25152RVR1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 158 years

(9)	Trade Date: 05/22/14

(10)	Portfolio Assets on Trade Date: $1,470,350,376.68
1

(11)	Price Paid per Unit: $99.971

(12)	Total Price Paid by Portfolio: 1,880,000 bonds @ $99.971= $1,879,454.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 47,000,000 bonds @ $99.971 = $46,863,700.00

(14)	% of Portfolio Assets Applied to Purchase 0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 158 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
BMO Capital Markets	Standard Chartered Bank
BNY Mellon Capital Markets	SunTrust Robinson
Capital One Securities, Inc.	Humphrey
CIBC World Markets	TD Securities (USA)
Citigroup Global Markets Inc.	UniCredit Capital Markets
Fifth Third Securities	U.S. Bancorp Investments
ING Financial Markets	Wells Fargo Securities
Lloyds Securities	Lebenthal & Co.
NabSecurities	MFR Securities
RBC Capital Markets	Mischler Financial Group
Scotia Capital (USA)	Samuel A. Ramirez & Co.
Skandinaviska Enskilda Banken

(2)	Names of Issuers: Credit Suisse New York

(3)	Title of Securities: CS 2.3 05/28/19, C#22546QAN7

(4)	Date of First Offering: 05/22/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.794

Comparable Securities

1)	SunTrust Banks, C#867914BG7
2)	Fifth Third Bancorp, C#316773CQ1
3)	Westpac Banking Corp., C#961214CF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 158 years

(9)	Trade Date: 05/22/14

(10)	Portfolio Assets on Trade Date: $1,470,350,376.68
1

(11)	Price Paid per Unit: $99.794

(12)	Total Price Paid by Portfolio: 1,305,000 bonds @ $99.794= $1,302,311.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 42,000,000 bonds @ $99.794 = $41,913,480.00

(14)	% of Portfolio Assets Applied to Purchase 0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 158 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Morgan Stanley & Co.
Credit Suisse Securities	Deutsche Bank Securities
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Comerica Securities

(2)	Names of Issuers: ITC Holdings Corporation

(3)	Title of Securities: ITC 3.65 06/15/24, C#465685AJ4

(4)	Date of First Offering: 05/28/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.666

Comparable Securities

1)	DTE Energy, C#233331AS6
2)	Duke Energy, C#26441CAN5
3)	Virginia Electric & Power, C#927804FQ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 05/28/14

(10)	Portfolio Assets on Trade Date: $1,479,583,881.25

(11)	Price Paid per Unit: $99.666

(12)	Total Price Paid by Portfolio: 380,000 bonds @ $99.666 = $378,730.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.666 = $9,966,600.00
1

(14)	% of Portfolio Assets Applied to Purchase 0.026%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Morgan Stanley
Deutsche Bank Securities	Wells Fargo Securities
HSBC

Co-Managers
Banca IMI	CastleOak Securities
BNY Mellon Capital Markets	MFR Securities
SunTrust Robinson Humphrey	Mischler Financial Group
US Bancorp	Ramirez & Co.
Blaylock Beal Van

(2)	Names of Issuers: The Walt Disney Company

(3)	Title of Securities: DIS 4.125 06/01/44, C#25468PDB9

(4)	Date of First Offering: 05/28/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities

1)	Rogers Communications, C#775109BB6
2)	Orange SA, C#685218AB5
3)	Grupo Televisa SAB, C#40049JBA4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 91 years

(9)	Trade Date: 05/28/14

(10)	Portfolio Assets on Trade Date: $1,479,583,881.25

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio: 625,000 bonds @ $99.829 = $623,931.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.829 = $9,982,900.00

(14)	% of Portfolio Assets Applied to Purchase 0.042%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 91 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank Securities
HSBC	Wells Fargo Securities

Co-Managers
Barclays Capital	Scotia Capital
J.P. Morgan Securities	TD Securities
RBS Securities	Fifth Third Securities
U.S. Bancorp Investments	PNC Capital Markets
KeyBanc Capital Markets	Santander Invest. Securities
BNY Mellon Capital Markets	SunTrust Robinson
Humphrey

(2)	Names of Issuers: The TJX Companies, Inc.

(3)	Title of Securities: TJX 2.75 06/15/21, C#872539AA9

(4)	Date of First Offering: 06/02/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.93

Comparable Securities

1)	Hasbro, C#418056AT4
2)	Corporate Office Properties, C#22003BAJ5
3)	Coca-Cola Co., C#191216BG4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 58 years

(9)	Trade Date: 06/02/14

(10)	Portfolio Assets on Trade Date: $1,224,628,376.17

(11)	Price Paid per Unit: $99.93

(12)	Total Price Paid by Portfolio: 1,875,000 bonds @ $99.93 = $1,873,687.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 55,000,000 bonds @ $99.93 = $54,961,500.00

(14)	% of Portfolio Assets Applied to Purchase 0.153%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 58 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Goldman, Sachs & Co.
Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
Mizuho Securities	Standard Chartered Bank
Mitsubishi UFJ Securities	Mischler Financial Group
nabSecurities	The Williams Capital Group

(2)	Names of Issuers: American Express Credit Corporation

(3)	Title of Securities: AXP 1.125 06/05/17, C#0258M0DM8

(4)	Date of First Offering: 06/02/2014

(5)	Amount of Total Offering: $1,650,000,000

(6)	Unit Price of Offering: $99.756

Comparable Securities

1)	Westpac Banking Corp., C#961214CH4
2)	Royal Bank of Scotland Group, C#780088CG0
3)	Goldman Sachs Group, C#38141GVN1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 06/02/14

(10)	Portfolio Assets on Trade Date: $1,224,628,376.17

(11)	Price Paid per Unit: $99.756

(12)	Total Price Paid by Portfolio: 3,130,000 bonds @ $99.756 = $3,122,362.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 74,000,000 bonds @ $99.756 = $73,819,440.00
1

(14)	% of Portfolio Assets Applied to Purchase 0.255%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
BofA Merrill Lynch	Fifth Third Securities
Mitsubishi UFJ Securities	Mizuho Securities
J.P. Morgan	PNC Capital Markets
SunTrust Robinson Humphrey	RBC Capital Markets
BMO Capital Markets

(2)	Names of Issuers: Oglethorpe Power Corporation

(3)	Title of Securities: OGLETH 4.55 06/01/44, C#677050AK2

(4)	Date of First Offering: 06/09/2014

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.37

Comparable Securities

1)	PPL Electric Utilities, C#69351UAS2
2)	Wisconsin Electric Power, C#976656CG1
3)	Northern States Power Co. of Minnesota, C#665772CL1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 06/09/14

(10)	Portfolio Assets on Trade Date: $1,221,687,673.51

(11)	Price Paid per Unit: $99.37

(12)	Total Price Paid by Portfolio:
595,000 bonds @ $99.37 = $591,251.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.37 = $12,918,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Jefferies	Wells Fargo Securities
J.P. Morgan	U.S. Bancorp

Co-Managers
Citigroup Global Markets	Capital One Securities
KeyBanc Capital Markets	Fifth Third Securities
BB&T Capital Markets	Regions Securities
BMO Capital Markets

(2)	Names of Issuers: Mid-America Apartments, L.P.

(3)	Title of Securities: MAA 3.75 06/15/24, C#59523UAL1

(4)	Date of First Offering: 06/10/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $98.873

Comparable Securities

1)	Piedmont Operating Partnership, C#720198AD2
2)	Simon Property Group, C#828807CR6
3)	Health Care REIT, C#42217KBC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 06/10/14

(10)	Portfolio Assets on Trade Date: $1,220,376,136.27

(11)	Price Paid per Unit: $98.873

(12)	Total Price Paid by Portfolio:
1,185,000 bonds @ $98.873 = $1,171,645.05
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.873 = $19,774,600.00

(14)	% of Portfolio Assets Applied to Purchase
0. 096%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sacs & Co.
Barclays	Wells Fargo Securities
Citigroup

Co-Managers
ING Financial Markets	Credit Agricole Securities
J.P. Morgan Securities	Danske Markets
Mitsubishi UFJ Securities	Morgan Stanley & Co.
TD Securities	RBS Securities
U.S. Bancorp Investments	Sandler O’Neil Partners
Banca IMI S.p.A	Standard Chartered Bank
Commerz Markets	UniCredit Capital Markets

(2)	Names of Issuers: Johnson Controls Inc.

(3)	Title of Securities: JCI 3.625 07/02/24, C#478373AC7

(4)	Date of First Offering: 06/10/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.948

Comparable Securities

1)	Delphi, C#247126AJ4
2)	Ford Motor Credit Co., C#345397WK5
3)	International Paper, C#460146CJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 06/10/14

(10)	Portfolio Assets on Trade Date: $1,220,376,136.27

(11)	Price Paid per Unit: $99.948
1

(12)	Total Price Paid by Portfolio:
820,000 bonds @ $99.948 = $819,573.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.948 = $12,993,240.00

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sacs & Co.
Barclays	Wells Fargo Securities
Citigroup

Co-Managers
ING Financial Markets	Credit Agricole Securities
J.P. Morgan Securities	Danske Markets
Mitsubishi UFJ Securities	Morgan Stanley & Co.
TD Securities	RBS Securities
U.S. Bancorp Investments	Sandler O’Neil Partners
Banca IMI S.p.A	Standard Chartered Bank
Commerz Markets	UniCredit Capital Markets

(2)	Names of Issuers: Johnson Controls Inc.

(3)	Title of Securities: JCI 4.625 07/02/44, C#478373AD5

(4)	Date of First Offering: 06/10/2014

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.418

Comparable Securities

1)	Hasbro, C#418056AU1
2)	International Paper, C#460146CK7
3)	Celgene, C#151020AM6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 06/10/14

(10)	Portfolio Assets on Trade Date: $1,220,376,136.27

(11)	Price Paid per Unit: $99.418
1

(12)	Total Price Paid by Portfolio:
940,000 bonds @ $99.418 = $934,529.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.418 = $14,912,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.077%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sacs & Co.
Barclays	Wells Fargo Securities
Citigroup

Co-Managers
ING Financial Markets	Credit Agricole Securities
J.P. Morgan Securities	Danske Markets
Mitsubishi UFJ Securities	Morgan Stanley & Co.
TD Securities	RBS Securities
U.S. Bancorp Investments	Sandler O’Neil Partners
Banca IMI S.p.A	Standard Chartered Bank
Commerz Markets	UniCredit Capital Markets

(2)	Names of Issuers: Johnson Controls Inc.

(3)	Title of Securities: JCI 4.95 07/02/64, C#478373AE3

(4)	Date of First Offering: 06/10/2014

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.794

Comparable Securities

1)	Caterpillar, C#149123CE9
2)	International Paper, C#460146CK7
3)	Hasbro, C#418056AU1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 06/10/14

(10)	Portfolio Assets on Trade Date: $1,220,376,136.27

(11)	Price Paid per Unit: $99.794
1

(12)	Total Price Paid by Portfolio:
580,000 bonds @ $99.794 = $578,805.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.794 = $9,979,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	SMBC Nikko Securities
Mizuho Securities	Wells Fargo Securities

Co-Managers
Banco Santander	Lloyds Capital Markets
Barclays Capita	TD Securities
Deutsche Bank	U.S. Bancorp Investments
DNB Capital

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 1.3 06/15/17 144A, C#00507UAA9

(4)	Date of First Offering: 06/10/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.74

Comparable Securities

1)	Pfizer, Inc., C#717081DJ9
2)	Carefusion, C#14170TAL5
3)	Thermo Fisher Scientific, C#883556BD3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 06/10/14

(10)	Portfolio Assets on Trade Date: $1,220,376,136.27

(11)	Price Paid per Unit: $99.74

(12)	Total Price Paid by Portfolio:
1,670,000 bonds @ $99.74 = $1,665,658.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.74 = $24,935,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.136%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	RBS Securities
HSBC Securities	SMBC Nikko Securities
Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities

Co-Managers
Banco Santander	Lloyds Capital Markets
Barclays Capital	TD Securities
Deutsche Bank	U.S. Bancorp Investments
DNB Capital

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 2.45 06/15/19 144A, C#00507UAC5

(4)	Date of First Offering: 06/10/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.716

Comparable Securities

1)	Pfizer, C#717081DL4
2)	Amgen, C#031162BU3
3)	Celgene Corporation, C#151020AN4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 06/10/14

(10)	Portfolio Assets on Trade Date: $1,220,376,136.27

(11)	Price Paid per Unit: $99.716

(12)	Total Price Paid by Portfolio:
670,000 bonds @ $99.716 = $668,097.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.716 = $9,971,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	RBS Securities
HSBC Securities	SMBC Nikko Securities
Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities

Co-Managers
Banco Santander	Lloyds Capital Markets
Barclays Capital	TD Securities
Deutsche Bank	U.S. Bancorp Investments
DNB Capital

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 3.85 06/15/24 144A, C#00507UAE1

(4)	Date of First Offering: 06/10/2014

(5)	Amount of Total Offering: $1,200,000,000

(6)	Unit Price of Offering: $99.623

Comparable Securities

1)	Pfizer, C#717081DM2
2)	Amgen, C#031162BV1
3)	Celgene Corporation, C#151020AP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 06/10/14

(10)	Portfolio Assets on Trade Date: $1,220,376,136.27

(11)	Price Paid per Unit: $99.623

(12)	Total Price Paid by Portfolio:
1,335,000 bonds @ $99.623 = $1,329,967.05
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.623 = $22,913,290.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	RBS Securities
HSBC Securities	SMBC Nikko Securities
Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities

Co-Managers
Banco Santander	Lloyds Capital Markets
Barclays Capital	TD Securities
Deutsche Bank	U.S. Bancorp Investments
DNB Capital

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 4.85 06/15/44 144A, C#00507UAG6

(4)	Date of First Offering: 06/10/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $98.894

Comparable Securities

1)	Pfizer, C#717081DK6
2)	Carefusion Corporation, C#14170TAK7
3)	Celgene Corporation, C#151020AM6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 06/10/14

(10)	Portfolio Assets on Trade Date: $1,220,376,136.27

(11)	Price Paid per Unit: $98.894

(12)	Total Price Paid by Portfolio: 650,000 bonds @ $98.894 = $642,811.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $98.894 = $14,834,100.00

(14)	% of Portfolio Assets Applied to Purchase 0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Banco Santander	PNC Capital
BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
Comerica Securities	RBS
Fifth Third Securities	SMBC Nikko
Mitsubishi UFJ Securities	U.S. Bancorp
Mizuho Securities

(2)	Names of Issuers: Penske Trust Leasing

(3)	Title of Securities: PENSKE 2.5 06/15/19 144A, C#709599AQ7

(4)	Date of First Offering: 06/12/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.972

Comparable Securities

1)	J.B. Hunt Transport Services, C#445658CC9
2)	Tyco Electronics Group, C#902133AN7
3)	Celgene, C#151020AN4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 06/12/14

(10)	Portfolio Assets on Trade Date: $982,710,037.56

(11)	Price Paid per Unit: $99.972

(12)	Total Price Paid by Portfolio:
1,420,000 bonds @ $99.972 = $1,419,602.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.972 = $22,993,560.00

(14)	% of Portfolio Assets Applied to Purchase
0.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 25, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Deutsche Bank	UBS Securities
	Jefferies	U.S. Bancorp
	Sun Trust	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital Markets	BBVA Securities
	Mitsubishi UFJ Securities	Fifth Third Securities
	Regions Securities	Mizuho Securities
	BB&T Capital Markets	SMBC Nikko Securities

(2)	Names of Issuers: ERP Operating Limited Partnership

(3)	Title of Securities: EQR 4.5 07/01/44, C#26884ABB8

(4)	Date of First Offering: 06/16/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.297

Comparable Securities

1)	Aon PLC, 00185AAG9
2)	Citigroup, C#172967HS3
3)	Progressive Corporation, C#743315AP8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 06/16/14

(10)	Portfolio Assets on Trade Date: $982,383,799.20

(11)	Price Paid per Unit: $99.297

(12)	Total Price Paid by Portfolio: 330,000 bonds @ $99.297 = $327,680.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 6,000,000 bonds @ $99.297 = $6,702,547.50

(14)	% of Portfolio Assets Applied to Purchase 0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Banca IMI	J.P. Morgan Securities
	Barclays Bank	Morgan Stanley
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Intesa Sanpaolo

(3)	Title of Securities: ISPIM 5.017 06/26/24 144A, C#46115HAT4

(4)	Date of First Offering: 06/19/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Bank of America, C#06051GFF1
2)	Abbey National Treasury Services, C#002799AN4
3)	Goldman Sachs Group, C#38141GVM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.55%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 06/19/14

(10)	Portfolio Assets on Trade Date: $978,447,850.07

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio: 1,470,000 bonds @ $100.000 = $1,470,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $100.000 = $20,000,000.00
1

(14)	% of Portfolio Assets Applied to Purchase 0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Jefferies	U.S. Bancorp
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	BBVA Securities	Fifth Third Securities
	BMO Capital Markets	Regions Securities
	Capital One Securities	Scotia Capital USA

(2)	Names of Issuers: Healthcare Trust of America Holdings, LP

(3)	Title of Securities: HTA 3.375 07/15/21, C#42225UAC8

(4)	Date of First Offering: 06/23/2014

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.205

Comparable Securities

1)	Corporate Office Properties, C#22003BAJ5
2)	UDR, 90265EAH3
3)	AvalonBay Communities, C#05348EAS8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 06/23/14

(10)	Portfolio Assets on Trade Date: $978,649,377.93

(11)	Price Paid per Unit: $99.205

(12)	Total Price Paid by Portfolio: 740,000 bonds @ $99.205 = $734,117.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $99.205 = $11,904,600.00
1

(14)	% of Portfolio Assets Applied to Purchase 0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 25, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Mitsubishi UFJ Securities
	Citigroup Global Markets	Morgan Stanley
	Goldman, Sachs & Co.	RBS Securities

Co-Managers
	BNY Mellon Capital	SG Americas Securities
	Credit Agricole Securities	Standard Chartered Bank
	Fifth Third Securities	UniCredit Capital Market
	Mizuho Securities	Wells Fargo Securities
	Rabo Securities	Williams Capital Group
Santander

(2)	Names of Issuers: Monsanto Company

(3)	Title of Securities: MON 2.125 07/15/19, C#61166WAS0

(4)	Date of First Offering: 06/26/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.99

Comparable Securities

1)	Praxair Inc., C#74005PBJ2
2)	BHP Billiton Fin. USA, C#055451AT5
3)	Baidu Inc., C#056752AD0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 06/26/14

(10)	Portfolio Assets on Trade Date: $977,488,437.45

(11)	Price Paid per Unit: $99.99

(12)	Total Price Paid by Portfolio: 915,000 bonds @ $99.99 = $914,908.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.99 = $14,998,500.00

(14)	% of Portfolio Assets Applied to Purchase 0.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Mitsubishi UFJ Securities
	Citigroup Global Markets	Morgan Stanley
	Goldman, Sachs & Co.	RBS Securities

Co-Managers
BNY Mellon Capital	SG Americas Securities
Credit Agricole Securities	Standard Chartered Bank
Fifth Third Securities	UniCredit Capital Market
Mizuho Securities	Wells Fargo Securities
Rabo Securities	Williams Capital Group
Santander

(2)	Names of Issuers: Monsanto Company

(3)	Title of Securities: MON 3.375 07/15/24, C#61166WAU5

(4)	Date of First Offering: 06/26/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.94

Comparable Securities

1)	International Paper, C#460146CJ0
2)	Potash Corp-Saskatchewan, C#73755LAL1
3)	BHP Billiton Fin. USA., C#055451AU2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 06/26/14

(10)	Portfolio Assets on Trade Date: $977,488,437.45

(11)	Price Paid per Unit: $99.94

(12)	Total Price Paid by Portfolio: 610,000 bonds @ $99.94= $609,634.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $99.94 = $12,992,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Mitsubishi UFJ Securities
Citigroup Global Markets	Morgan Stanley
Goldman, Sachs & Co.	RBS Securities

Co-Managers
BNY Mellon Capital	SG Americas Securities
Credit Agricole Securities	Standard Chartered Bank
Fifth Third Securities	UniCredit Capital Market
Mizuho Securities	Wells Fargo Securities
Rabo Securities	Williams Capital Group
Santander

(2)	Names of Issuers: Monsanto Company

(3)	Title of Securities: MON 4.2 07/15/34, C#61166WAN1

(4)	Date of First Offering: 06/26/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.355

Comparable Securities

1)	Trans-Canada Pipelines, C#89352HAM1
2)	Johnson & Johnson, C#478160BJ2
3)	Goldcorp, C#380956AE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 06/26/14

(10)	Portfolio Assets on Trade Date: $977,488,437.45

(11)	Price Paid per Unit: $99.355

(12)	Total Price Paid by Portfolio: 360,000 bonds @ $99.355= $357,678.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.355 = $6,954,850.00

(14)	% of Portfolio Assets Applied to Purchase 0.037%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
BNP Paribas	Mitsubishi UFJ Securities
Citigroup	Morgan Stanley
Deutsche Bank Securities	RBC Capital Markets
RBS Securities	Santander
Barclays	Standard Chartered Bank
Credit Suisse	SunTrust Robinson Humphrey
HSBC Securities

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.25 10/08/19, C#68389XAX3

(4)	Date of First Offering: 06/30/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.888

Comparable Securities

1)	Xilinx, C#983919AG6
2)	IBM, C#459200HT1
3)	Altera, C#021441AE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 06/30/14

(10)	Portfolio Assets on Trade Date: $976,009,989.69

(11)	Price Paid per Unit: $99.888

(12)	Total Price Paid by Portfolio: 3,045,000 bonds @ $99.888= $3,041,589.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 50,000,000 bonds @ $99.888 = $49,944,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.312%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
BNP Paribas	Mitsubishi UFJ Securities
Citigroup	Morgan Stanley
Deutsche Bank Securities	RBC Capital Markets
RBS Securities	Santander
Barclays	Standard Chartered Bank
Credit Suisse	SunTrust Robinson Humphrey
HSBC Securities

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 3.4 07/08/24, C#68389XAU9

(4)	Date of First Offering: 06/30/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.773

Comparable Securities

1)	IBM, C#459200HU8
2)	Altera, C#021441AF7
3)	IBM, C#459200HP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 06/30/14

(10)	Portfolio Assets on Trade Date: $976,009,989.69

(11)	Price Paid per Unit: $99.773

(12)	Total Price Paid by Portfolio: 1,525,000 bonds @ $99.773= $1,521,538.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.773 = $29,931,900.00

(14)	% of Portfolio Assets Applied to Purchase 0.156%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
BNP Paribas	Mitsubishi UFJ Securities
Citigroup	Morgan Stanley
Deutsche Bank Securities	RBC Capital Markets
RBS Securities	Santander
Barclays	Standard Chartered Bank
Credit Suisse	SunTrust Robinson Humphrey
HSBC Securities

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 4.3 07/08/34, C#68389XAV7

(4)	Date of First Offering: 06/30/2014

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.960

Comparable Securities

1)	Trans-Canada Pipelines, C#89352HAM1
2)	Johnson & Johnson, C#478160BJ2
3)	AT&T, C#00206RCG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.70%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 06/30/14

(10)	Portfolio Assets on Trade Date: $976,009,989.69

(11)	Price Paid per Unit: $99.960

(12)	Total Price Paid by Portfolio: 865,000 bonds @ $99.960= $864,654.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 24,000,000 bonds @ $99.960 = $23,990,400.00

(14)	% of Portfolio Assets Applied to Purchase 0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
BNP Paribas	Mitsubishi UFJ Securities
Citigroup	Morgan Stanley
Deutsche Bank Securities	RBC Capital Markets
RBS Securities	Santander
Barclays	Standard Chartered Bank
Credit Suisse	SunTrust Robinson Humphrey
HSBC Securities

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 4.5 07/08/44, C#68389XAW5

(4)	Date of First Offering: 06/30/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.951

Comparable Securities

1)	AT&T, C#00206RCG5
2)	International Paper, C#460146CK7
3)	Williams Partners, C#96950FAP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 06/30/14

(10)	Portfolio Assets on Trade Date: $976,009,989.69

(11)	Price Paid per Unit: $99.951

(12)	Total Price Paid by Portfolio: 575,000 bonds @ $99.951= $574,718.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $99.951 = $12,993,630.00

(14)	% of Portfolio Assets Applied to Purchase 0.059%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	J.P. Morgan	Goldman, Sachs & Co.
	Morgan Stanley	Wells Fargo Securities

Co-Managers
RBC Capital Markets	Santander

(2)	Names of Issuers: Bed Bath & Beyond Inc.

(3)	Title of Securities: BBBY 4.915 08/01/34, C#075896AB6

(4)	Date of First Offering: 07/14/2014

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.998

Comparable Securities

1)	Hasbro, C#418056AU1
2)	Trans-Canada Pipelines, C#89352HAM1
3)	Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 43 years

(9)	Trade Date: 07/14/14

(10)	Portfolio Assets on Trade Date: $963,598,882.47

(11)	Price Paid per Unit: $99.998

(12)	Total Price Paid by Portfolio: 240,000 bonds @ $99.998= $239,995.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 5,000,000 bonds @ $99.998 = $4,999,900.00

(14)	% of Portfolio Assets Applied to Purchase 0.025%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 43 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	J.P. Morgan	Goldman, Sachs & Co.
	Morgan Stanley	Wells Fargo Securities

Co-Managers
RBC Capital Markets	Santander

(2)	Names of Issuers: Bed Bath & Beyond Inc.

(3)	Title of Securities: BBBY 5.165 08/01/44, C#075896AC4

(4)	Date of First Offering: 07/14/2014

(5)	Amount of Total Offering: $900,000,000

(6)	Unit Price of Offering: $99.997

Comparable Securities

1)	Hasbro, C#418056AU1
2)	Williams Partners, C#96950FAP9
3)	Goldcorp, C#380956AE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 43 years

(9)	Trade Date: 07/14/14

(10)	Portfolio Assets on Trade Date: $963,598,882.47

(11)	Price Paid per Unit: $99.997

(12)	Total Price Paid by Portfolio: 600,000 bonds @ $99.997= $599,982.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.997 = $9,999,700.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 43 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities

Joint Lead Managers
BMO Capital Markets	MUFG
HSBC	US Bancorp

Co-Managers
Barclays	Lloyds Securities
BNY Mellon	RBS
Credit Suisse	UBS Investment Bank
Deutsch Bank Securities	The Williams Capital Group

(2)	Names of Issuers: Liberty Mutual Group Inc.

(3)	Title of Securities: LIBMUT 4.85 08/01/44 144A, C#53079EBF0

(4)	Date of First Offering: 07/21/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.92

Comparable Securities

1)	American International Group, C#026874DA2
2)	Aon PLC, C#00185AAG9
3)	Progressive Corporation, C#743315AP8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 102 years

(9)	Trade Date: 07/21/2014

(10)	Portfolio Assets on Trade Date: $959,839,049.11

(11)	Price Paid per Unit: $99.92

(12)	Total Price Paid by Portfolio: 985,000 bonds @ $99.92 = $984,212.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.92 = $14,988,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 102 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Citigroup Global markets

Co-Managers
Deutsche Bank Securities	MFR Securities
HSBC Securities	Mischler Financial Group
Nomura Securities	Multi-Bank Securities
Scotia Capital	nabSecurities
Wells Fargo Securities	Natixis Securities Americas
ANZ Securities	RBC Capital Markets
BMO Capital Markets	SMBC Nikko Securities
BNP Paribas Securities	SunTrust Robinson Humphrey
Cabrera Capital Markets	TD Securities
Capital One Securities	Telsey Advisory Group
CIBC World markets	U.S. Bancorp Investments
Credit Agricole Securities	UniCredit Capital Markets
Goto Capital Markets

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 2.5 07/29/19, C#172967HU8

(4)	Date of First Offering: 07/22/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.939

Comparable Securities

1)	Bank of Nova Scotia, C#064159EX0
2)	Comerica, C#200340AP2
3)	SunTrust Banks, C#867914BG7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 202 years

(9)	Trade Date: 07/22/14

(10)	Portfolio Assets on Trade Date: $958,571,895.97
1

(11)	Price Paid per Unit: $99.939

(12)	Total Price Paid by Portfolio: 1,190,000 bonds @ $99.939= $1,189,274.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.939 = $21,986,580.00

(14)	% of Portfolio Assets Applied to Purchase 0.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Citigroup

Co-Managers
Barclays	Lebenthal & Co.
Deutsche Bank Securities	MFR Securities
HSBC Securities	Mischler Financial Group
Natixis Securities	Mitsubishi UFJ Securities
Scotia Capital	National Bank of Canada
Wells Fargo Securities	RBC Capital Markets
ABN AMRO Securities	RBS Securities
Banca IMI S.p.A.	SG Americas Securities
Blaylock Beal Van	SMBC Nikko Securities
BMO Capital Markets	SunTrust Robinson Humphrey
Capital One Securities	TD Securities
CastleOak Securities	The Huntington Investment Co.

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 4 08/05/24, C#172967HV6

(4)	Date of First Offering: 07/29/14

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.788

Comparable Securities

1)	Deutsche Bank, C#25152RXA6
2)	Barclays Bank, C#06739FHV6
3)	Legg Mason, C#524901AT2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 202 years

(9)	Trade Date: 07/29/14

(10)	Portfolio Assets on Trade Date: $954,621,359.09
1

(11)	Price Paid per Unit: $99.788

(12)	Total Price Paid by Portfolio: 1,495,000 bonds @ $99.788 = $1,491,830.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.788 = $24,947,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.156%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
Morgan Stanley

Co-Managers

(2)	Names of Issuers: W. R. Berkley Corporation

(3)	Title of Securities: WRB 4.75 08/01/44, C#084423AT9

(4)	Date of First Offering: 07/30/14

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.494

Comparable Securities

1)	American International Group, C#026874DA2
2)	Prudential Financial Inc., C#74432QCA1
3)	Aon PLC, C#00185AAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 47

(9)	Trade Date: 07/30/14

(10)	Portfolio Assets on Trade Date: $949,186,941.08

(11)	Price Paid per Unit: $99.494

(12)	Total Price Paid by Portfolio: 600,000 bonds @ $99.494 = $596,964.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 11,000,000 bonds @ $99.494 = $10,944,340.00

(14)	% of Portfolio Assets Applied to Purchase 0.063%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Credit Suisse	Mizuho Securities
	J.P. Morgan	SunTrust Robinson Humphrey
Lloyds Securities

Co-Managers
Barclays Capital	PCN Capital Markets
BNP Paribas Securities	TD Securities
Deutsche Bank Securities	The Williams Capital Group
Goldman, Sachs & Co.	Jefferies
BofA Merrill Lynch	Drexel Hamilton
Mitsubishi UFJ Securities	Lebenthal & Co.
RBC Capital Markets	Loop Capital Markets
RBS Securities	MFR Securities
SMBC Nikko Securities	Mischler Financial Group
UBS Securities	Samuel A. Ramirez & Co.
DNB Markets

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 4.2 08/15/34, C#20030NBM2

(4)	Date of First Offering: 08/05/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.624

Comparable Securities

1)	Broadcom Corporation, C#111320AJ6
2)	Trans-Canada Pipelines, C#89352HAM1
3)	Rogers Communications, C#775109BB6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 08/05/2014

(10)	Portfolio Assets on Trade Date: $943,965,306.35
1

(11)	Price Paid per Unit: $99.624

(12)	Total Price Paid by Portfolio: 1,130,000 bonds @ $99.624 = $1,125,751.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.624 = $21,917280.00

(14)	% of Portfolio Assets Applied to Purchase 0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Citigroup

Co-Managers
Credit Suisse	Drexel Hamilton
Deutsche Bank Securities	Fifth Third Securities
HSBC Securities	ING Financial Markets
UBS Securities	Loop Capital Markets
UniCredit Capital Markets	Mitsubishi UFJ
Wells Fargo Securities	Mizuho Securities
ABN AMRO Securities	Multi-Bank Securities
Apto Partners	Muriel Siebert & Co.
BB&T Capital Markets	Nomura Securities
BBVA Securities	PNC Capital Markets
BNP Paribas	Samuel A. Ramirez & Co.
BNY Mellon	Scotia Capital
Cabrera Capital Markets	SEB
CAVU Securities	SMBC Nikko Securities
CIBC World Markets	SunTrust Robinson Humphrey
Credit Agricole Securities

(2)	Names of Issuers: Citigroup

(3)	Title of Securities: C 1.55 08/14/17, C#172967HY0

(4)	Date of First Offering: 08/07/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.860

Comparable Securities

1)	Westpac Banking Corporation, C#961214CH4
2)	Royal Bank of Scotland Group, C#780099CG0
3)	Abbey National Treasury Services, C#002799AM6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 16 years
1

(9)	Trade Date: 08/07/2014

(10)	Portfolio Assets on Trade Date: $940,481,699.89

(11)	Price Paid per Unit: $99.860

(12)	Total Price Paid by Portfolio: 1,755,000 bonds @ $99.860 = $1,752,543.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 48,000,000 bonds @ $99.860 = $47,932,800.00

(14)	% of Portfolio Assets Applied to Purchase 0.186%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 2.1 08/14/19, C#084670BL1

(4)	Date of First Offering: 08/07/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.991

Comparable Securities

1)	Alexandria Real Estate, C#015271AF6
2)	Bank of Nova Scotia, C#064159EX0
3)	American International Group, C#026874CZ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 175 years

(9)	Trade Date: 08/07/2014

(10)	Portfolio Assets on Trade Date: $940,481,699.89

(11)	Price Paid per Unit: $99.991

(12)	Total Price Paid by Portfolio: 2,635,000 bonds @ $99.991 = $2,634,762.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 45,000,000 bonds @ $99.991 = $44,995,950.00

(14)	% of Portfolio Assets Applied to Purchase 0.280%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 175 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
Deutsche /bank Securities

Co-Managers
Barclays Capital	Fifth Third Securities
Citigroup	Huntington Investment Co.
Credit Suisse Securities	JP Morgan Securities
Morgan Stanley & Co.	Mitsubishi UFJ Securities
SunTrust Robinson Humphrey	SMBC Nikko
Wells Fargo Securities	UBS Securities
BB&T Capital Markets	US Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 3.5 08/15/24, C#94973VBJ5

(4)	Date of First Offering: 08/07/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.498

Comparable Securities

1)	Pfizer Inc., C#717081DM2
2)	Amgen, C#031162BV1
3)	CareFusion Corp., C#14170TAM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 08/07/2014

(10)	Portfolio Assets on Trade Date: $940,481,699.89

(11)	Price Paid per Unit: $99.498

(12)	Total Price Paid by Portfolio: 705,000 bonds @ $99.498 = $701,460.90
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.498 = $14,924,700.00

(14)	% of Portfolio Assets Applied to Purchase 0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays	SunTrust Robinson Humphrey
	RBC Capital Markets	Wells Fargo Securities
Scotiabank

Co-Managers
	Blaylock Beal Van	Mischler Financial Group
	Drexel Hamilton	Ramirez & Co.
	Loop Capital Markets	The Williams Capital Group
MFR Securities

(2)	Names of Issuers: Consumers Energy Company

(3)	Title of Securities: CMS 4.35 08/31/64, C#210518CX2

(4)	Date of First Offering: 08/11/2014

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.137

Comparable Securities

1)	Caterpillar Inc., C#149123CE9
2)	CSX Corp, C#126408HA4
3)	Entergy Louisiana, C#29364WAT5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 128 years

(9)	Trade Date: 08/11/2014

(10)	Portfolio Assets on Trade Date: $938,356,896.50

(11)	Price Paid per Unit: $99.137

(12)	Total Price Paid by Portfolio: 395,000 bonds @ $99.137 = $391,591.15
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.137 = $6,939,590.00

(14)	% of Portfolio Assets Applied to Purchase 0.042%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 128 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	Morgan Stanley	Wells Fargo Securities

Co-Managers
	BNP Paribas Securities	BBVA Securities
	BNY Mellon Capital Markets	Regions Securities
	Mizuho Securities USA	Stern, Agee & Leach
U.S. Bancorp Investments

(2)	Names of Issuers: Alabama Power

(3)	Title of Securities: SO 4.15 08/15/44, C#010392FL7

(4)	Date of First Offering: 08/20/14

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.204

Comparable Securities

1)	DTE Electric Co., C#23338VAD8
2)	Entergy Louisiana, C#29364WAT5
3)	PPL Electric Utilities, C#69351UAS2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 08/20/14

(10)	Portfolio Assets on Trade Date: $933,144,845.45

(11)	Price Paid per Unit: $99.204

(12)	Total Price Paid by Portfolio: 360,000 bonds @ $99.204 = $357,134.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.204 = $6,944,280.00
1

(14)	% of Portfolio Assets Applied to Purchase 0.038%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BofA Merrill Lynch

Co-Managers
	ANZ Securities	Mizuho Securities
	Banca IMI	nabSecurities
	BBVA Securities	Rabo Securities
	BMO Capital Markets	Santander
	Capital One Securities	Scotia Capital
	Credit Agricole Securities	Standard Chartered Bank
	Deutsche Bank Securities	The Huntington Investment Co.
	Fifth Third Securities	UniCredit Capital Markets
	Goldman, Sachs & Co.	Wells Fargo Securities
	HSBC Securities	Apto Partners
	Lloyds Securities	Lebenthal & Co.
Mitsubishi UFJ

(2)	Names of Issuers: Bank of America

(3)	Title of Securities: BAC 4.2 08/26/24, C#06051GFH7

(4)	Date of First Offering: 08/21/14

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.927

Comparable Securities

1)	Marsh & McLennan Companies, C#571748AV4
2)	Deutsche Bank AG/ London, C#25152RXA6
3)	MetLife, C#59156RBH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 08/21/14

(10)	Portfolio Assets on Trade Date: $934,241,177.44
1

(11)	Price Paid per Unit: $99.927

(12)	Total Price Paid by Portfolio: 2,085,000 bonds @ $99.927 = $2,083,477.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 42,000,000 bonds @ $99.927 = $41,969,340.00

(14)	% of Portfolio Assets Applied to Purchase 0.223%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Mitsubishi UFJ Securities	Morgan Stanley
Citigroup	UBS Securities
RBS Securities	Wells Fargo Securities
Barclays Capital

Co-Managers
DNB Markets	PNC Capital Markets
J.P. Morgan Securities	The Williams Capital Group
BofA Merrill Lynch

(2)	Names of Issuers: Marathon Petroleum Corporation

(3)	Title of Securities: MPC 3.625 09/15/24, C#56585AAG7

(4)	Date of First Offering: 09/02/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.641

Comparable Securities

1)	Williams Partners, C#96950FAQ7
2)	El Paso Pipeline Partners Operating Co., C#28370TAG4
3)	Canadian National Resources, C#136385AT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 09/02/2014

(10)	Portfolio Assets on Trade Date: $933,741,077.08

(11)	Price Paid per Unit: $99.641

(12)	Total Price Paid by Portfolio: 870,000 bonds @ $99.641 = $866,876.70
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $99.641 = $17,935,380.00

(14)	% of Portfolio Assets Applied to Purchase 0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
RBS Securities	Barclays Capital
Mitsubishi UFJ Securities	Citigroup Global Markets
Morgan Stanley	J.P. Morgan Securities
BofA Merrill Lynch

Co-Managers
Deutsche Bank Securities	UBS Securities
Fifth Third Securities	Wells Fargo Securities
U.S. Bancorp Investments

(2)	Names of Issuers: Marathon Petroleum Corporation

(3)	Title of Securities: MPC 4.75 09/15/44, C#56585AAH5

(4)	Date of First Offering: 09/02/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $98.862

Comparable Securities

1)	Williams Partners, C#96950FAP9
2)	Sunoco Logistics Partners Operations, C#86765BAP4
3)	Western Gas Partners, C#958254AD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 09/02/2014

(10)	Portfolio Assets on Trade Date: $933,741,077.08

(11)	Price Paid per Unit: $98.862

(12)	Total Price Paid by Portfolio: 550,000 bonds @ $98.862 = $543,741.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 11,000,000 bonds @ $98.862 = $10,874,820.00

(14)	% of Portfolio Assets Applied to Purchase 0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
J.P. Morgan Securities	Wells Fargo Securities
BofA Merrill Lynch	Goldman, Sachs & Co.
U.S. Bancorp

Co-Managers
ANZ Securities	Rabo Securities
Morgan Stanley & Co.	The Williams Capital Group

(2)	Names of Issuers: Valmont Industries, Inc.

(3)	Title of Securities: VMI 5.25 10/01/54, C#920253AE1

(4)	Date of First Offering: 09/08/2014

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $98.680

Comparable Securities

1)	CSX Corporation, C#1260408HA4
2)	Burlington Northern Santa Fe, C#12189LAU5
3)	Caterpillar Inc., C#149123CD1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 68 years

(9)	Trade Date: 09/08/2014

(10)	Portfolio Assets on Trade Date: $930,709,097.38

(11)	Price Paid per Unit: $98.680

(12)	Total Price Paid by Portfolio:
550,000 bonds @ $98.680 = $542,740.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $98.680 = $9,868.000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
68 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BNY Capital Markets	Mitsubishi UFJ Securities
Barclays Capital	TD Securities
Deutsche Bank	The Williams Capital Group
Mischler Financial Group	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: American Express Credit Account Master Trust

(3)	Title of Securities: AMXCA 2014-3 A, C#02582JGU8

(4)	Date of First Offering: 09/15/14

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.99606

Comparable Securities

1)	Citibank Credit Card Issuance Trust, C#17305EFN0
2)	American Express Credit Account Master Trust, C#02582JGS3
3)	American Express Credit Account Master Trust, C#02582JGN4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 09/15/14

(10)	Portfolio Assets on Trade Date: $924,117,285.24

(11)	Price Paid per Unit: $99.99606

(12)	Total Price Paid by Portfolio:
3,146,000 bonds @ $99.99606 = $3,145,876.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
62,100,000 bonds @ $99.99606 = $62,097,553.26
1

(14)	% of Portfolio Assets Applied to Purchase
0.340%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Morgan Stanley
Citigroup Global Markets	RBC Capital Markets
Credit Suisse	RBS Securities
Deutsche Bank Securities	UBS Securities
Goldman Sachs & Co.	Wells Fargo & Co.

Co-Managers
Cambridge International	US Bancorp Investments
Drexel Hamilton	Williams Capital Group
Jefferies & Co.

(2)	Names of Issuers: Teachers Insurance & Annuity Association of America

(3)	Title of Securities: TIAAGL 4.9 09/15/44 144A - 878091BD8

(4)	Date of First Offering: 09/15/14

(5)	Amount of Total Offering: $1,650,000,000

(6)	Unit Price of Offering: $99.907

Comparable Securities

1)	America International Group, C#026874DA2
2)	Aon PLC, C#00185AAG9
3)	Progressive Corporation, C#743315AP8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 09/15/14

(10)	Portfolio Assets on Trade Date: $924,117,285.24

(11)	Price Paid per Unit: $99.907

(12)	Total Price Paid by Portfolio:
1,570,000 bonds @ $99.907 = $1,568,539.90
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.907 = $24,976,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.170%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
BNP Paribas	RBC Dominion Securities
Citigroup Global Markets	TD Securities USA

Co-Managers
Goldman Sachs & Co.	Wells Fargo Securities
Morgan Stanley	RBS
CIBC	Barclays
Desjardins	Deutsche Bank
HSBC	ANZ Securities
Lloyds	nabSecurities
BofA Merrill Lynch

(2)	Names of Issuers: Toronto-Dominion Bank

(3)	Title of Securities: TD 2.25 09/25/19 144A, C#891145W59

(4)	Date of First Offering: 09/18/2014

(5)	Amount of Total Offering: $99.765

(6)	Unit Price of Offering: $1,750,000,000

Comparable Securities

1)	Bank of Nova Scotia, C#06416CAA6
2)	Bank of Nova Scotia, C#064159EX0
3)	Comerica, C#200340AP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 59 years

(9)	Trade Date: 09/18/2014

(10)	Portfolio Assets on Trade Date: $921,068,130.74

(11)	Price Paid per Unit: $99.765

(12)	Total Price Paid by Portfolio:
2,770,000 bonds @ $99.765 = $2,763,490.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.765 = $39,906,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.300%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Deutsche Bank	Morgan Stanley
HSBC Securities	RBS Securities

Co-Managers
Barclays	Guggenheim Securities
Goldman, Sachs & Co.	RBC Capital Markets
J.P. Morgan	Standard Chartered Bank
BMO Capital Markets	TD Securities
BofA Merrill Lynch	Wells Fargo Securities
Citigroup

(2)	Names of Issuers: Thomson Reuters Corporation

(3)	Title of Securities: TRICN 3.85 09/29/24, C#884903BT1

(4)	Date of First Offering: 09/22/2014

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.466

Comparable Securities

1)	Broadcom Corporation, C#111320AH0
2)	Pitney Bowes, C#724479AJ9
3)	IBM Corporation, C#459200HU8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 09/22/2014

(10)	Portfolio Assets on Trade Date: $923,330,165.66

(11)	Price Paid per Unit: $99.466

(12)	Total Price Paid by Portfolio:
1,075,000 bonds @ $99.466 = $1,069,259.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.466 = $24,866,500.00

(14)	% of Portfolio Assets Applied to Purchase
.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
6 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Goldman, Sachs & Co.	Mizuho Securities
J.P. Morgan Securities	Wells Fargo Securities
Lloyds Securities

Co-Managers
Bank of China	RBC Capital Markets
BBVA Securities	RBS Securities
BNP Paribas	TD Securities
BNY Mellon Capital Markets	UBS
ING Financial Markets	UniCredit Bank
Mitsubishi UFJ Securities

(2)	Names of Issuers: Niagara Mohawk Power Corporation

(3)	Title of Securities: NGGLN 4.278 10/01/34 144A, C#65364UAH9

(4)	Date of First Offering: 09/22/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.999

Comparable Securities

1)	Tyson Foods, C#902494AZ6
2)	Trans-Canada Pipelines, C#89352HAM1
3)	Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 77 years

(9)	Trade Date: 09/22/2014

(10)	Portfolio Assets on Trade Date: $923,330,165.66

(11)	Price Paid per Unit: $99.999

(12)	Total Price Paid by Portfolio:
640,000 bonds @ $99.999 = $639,993.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.999 = $9,999,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
77 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Goldman, Sachs & Co.	TD Securities
HSBC	US Bancorp Investments
J.P. Morgan Securities	Wells Fargo Co.

Co-Managers
BB&T Capital Markets	Rabo Securities
BNY Mellon Capital Markets	Santander
Comerica Securities	The Williams Capital Group
PNC Capital Markets	Zions First National Bank

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 3 10/02/21, C#871829AT4

(4)	Date of First Offering: 09/23/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.781

Comparable Securities

1)	Hasbro, C#418056AT4
2)	Total Capital Intl., C#89153VAP4
3)	The Coca-Cola Co., C#191216BG4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 09/23/2014

(10)	Portfolio Assets on Trade Date: $923,259,029.02

(11)	Price Paid per Unit: $99.781

(12)	Total Price Paid by Portfolio:
1,135,000 bonds @ $99.781 = $1,132,514.35
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.781 = $19,956,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.123%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Goldman, Sachs & Co.	TD Securities
HSBC	US Bancorp Investments
J.P. Morgan Securities	Wells Fargo Co.

Co-Managers
BB&T Capital Markets	Rabo Securities
BNY Mellon Capital Markets	Santander
Comerica Securities	The Williams Capital Group
PNC Capital Markets	Zions First National Bank

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 3.5 10/02/24, C#871829AU1

(4)	Date of First Offering: 09/23/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.616

Comparable Securities

1)	Target, C#87612EBD7
2)	Anheuser-Busch InBev, C#03524BAE6
3)	The Coca-Cola Co., C#191216BE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 09/23/2014

(10)	Portfolio Assets on Trade Date: $923,259,029.02

(11)	Price Paid per Unit: $99.616

(12)	Total Price Paid by Portfolio:
1,335,000 bonds @ $99.616 = $1,329,873.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.616 = $44,827,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Barclays Capital	Morgan Stanley
BofA Merrill Lynch	RBC Capital Markets

Co-Managers
BNP Paribas	TD Securities
Castle Oak Securities	Wells Fargo Securities

(2)	Names of Issuers: Tennessee Valley Authority

(3)	Title of Securities: TVA 2.875 09/15/24, C#880591ER9

(4)	Date of First Offering: 09/24/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $98.940

Comparable Securities

1)	Province of Ontario, C#68323ACT9
2)	Province of Manitoba, C#563469UD5
3)	Japan Bank for International Cooperation, C#471048AL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 81 years

(9)	Trade Date: 09/24/2014

(10)	Portfolio Assets on Trade Date: $920,764,077.15

(11)	Price Paid per Unit: $98.94

(12)	Total Price Paid by Portfolio:
2,870,000 bonds @ $98.94 = $2,839,578.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $98.94 = $49,470,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.308%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
81 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Barclays	UBS Investment Bank
Morgan Stanley	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Dominion Resources, Inc.

(3)	Title of Securities: D 5.75 10/01/54 (fix-to-float), C#25746UBY4

(4)	Date of First Offering: 09/24/2014

(5)	Amount of Total Offering: $685,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1)	Entergy Louisiana, C#29364WAT5
2)	CMS Energy Corp., C#125896BN9
3)	Wisconsin Public Service, C#976843BJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 09/24/2014

(10)	Portfolio Assets on Trade Date: $920,764,077.15

(11)	Price Paid per Unit: $100.00

(12)	Total Price Paid by Portfolio:
495,000 bonds @ $100 = $495,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $100 = $8,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.054%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Citigroup	HSBC Securities
Credit Suisse	UBS Securities
Deutsche Bank	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
ANZ Securities	nab Securities
BNY Mellon Capital Markets	MFR Securities
Credit Agricole CIB	Ramirez & Co.
MUFG	The Williams Capital Group

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 1.903 12/15/17, C#59156RBK3

(4)	Date of First Offering: 09/30/14

(5)	Amount of Total Offering: $499,924,000

(6)	Unit Price of Offering: $100.3053

Comparable Securities

1)	Marsh & McLennan Cos. Inc., C#571748AW2
2)	American International Group, C#026874CZ8
3)	Simon Property Group, C#828807CQ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 09/30/2014

(10)	Portfolio Assets on Trade Date: $916,849,717.97

(11)	Price Paid per Unit: $100.3053

(12)	Total Price Paid by Portfolio: 1,015,000 bonds @ $100.3053 = $1,019,626.54
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $100.3053 = $18,082,047.00

(14)	% of Portfolio Assets Applied to Purchase 0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Citigroup	HSBC Securities
Credit Suisse	UBS Securities
Deutsche Bank	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
ANZ Securities	nab Securities
BNY Mellon Capital Markets	MFR Securities
Credit Agricole CIB	Ramirez & Co.
MUFG	The Williams Capital Group

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 4.721 12/15/44, C#59156RBL1

(4)	Date of First Offering: 09/30/14

(5)	Amount of Total Offering: $499,924,000

(6)	Unit Price of Offering: $100.9382

Comparable Securities

1)	Alleghany Corp.,C#017175AD2
2)	American Intl. Group, C#026874DA2
3)	Aon Plc, C#00185AAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 09/30/2014

(10)	Portfolio Assets on Trade Date: $916,849,717.97

(11)	Price Paid per Unit: $100.9382

(12)	Total Price Paid by Portfolio: 235,000 bonds @ $100.9382 = $237,558.48
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $100.9382 = $10,093,820.00

(14)	% of Portfolio Assets Applied to Purchase 0.026%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 14, 2014
Name of Investment Adviser Firm

By:

Name:	Karen Norton

Title:	COO/CCO
2